SECURITIES AND EXCHANGE COMMISSION

                              Washington D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

        Date of Report: (Date of earliest event reported) October 8, 1998

                             SABA PETROLEUM COMPANY
               (Exact name of registrant as specified in charter)
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

Delaware                                     1-12322                                    47-0617589
------------------------------------------------------------------------
 (State or                                  (Commission                              (IRS Employer
other jurisdiction                          File Number)                           Identification No.)
of incorporation)


3201 Airpark Drive Suite 201, Santa Maria, CA                                              93455
(Address of principal executive offices)                                                (Zip Code)

Registrant's telephone number, including area code:                                    (805) 347-8700


(Former name or former address, if changed since last report) Not Applicable


Item  1     Changes in Control of Registrant

            Not Applicable

Item  2     Acquisition or Disposition of Assets

            Not Applicable

Item  3     Bankruptcy or Receivership

            Not Applicable

Item  4     Changes in Registrant's Certifying Accountant

            Not Applicable

Item No. 5.  Other Material Events.

         Proposed Merger

         Following the disclosure on December 7, 1998, by the Company and Horizontal Ventures, Inc., a company whose shares are listed on the NASDAQ, ("HVNV") that the Board of Directors of the Company approved HVNV's proposal to merge with the Company (the "Merger"), the Company, HVNV and HVI Acquisition Corporation, a Delaware corporation and wholly owned subsidiary of HVNV formed for the sole purpose of the Merger, ("Merger Sub") entered into an Agreement And Plan Of Merger (the "Agreement") on December 18, 1998. A majority of the Company's disinterested Board members voted in favor of the proposed Merger.

         Essentially, the principle terms of the Agreement provide that the Company shall be merged with and into Merger Sub, the separate corporate existence of the Company shall cease, and Merger Sub shall continue as the surviving corporation under the name "Saba Petroleum Company" and shall succeed to and assume all the rights and obligations of Merger Sub.

         The economic terms of the Merger provide that the Company's stockholders will receive one share of HVNV common stock for each six shares of the Company's Common Stock outstanding. The terms of the Agreement further provide for the treatment of Convertible Debt Securities and options and warrants to acquire Common Stock of the Company. Provisions are included in the Agreement for the Company's Series A Convertible Preferred Stock and termination of the Merger. The Merger is subject to customary conditions including the approval of the Company's shareholders.

         A registration statement on Form S-4 was filed by HVNV with the Securities and Exchange Commission (the "SEC") on December 22, 1998 including the preliminary Joint Proxy Statement/Prospectus that provides for the proposed record date of December 21, 1998 and the proposed special meeting date of shareholders of February 5, 1998, pending and subject to the declaration by the SEC that the registration statement has been declared effective.

         The terms and conditions of the Agreement are set forth in Exhibit 10.1 to this report and reference is hereby made to such exhibit for the complete terms and conditions of the Agreement; the statements in this report are qualified in their entirety by reference to such exhibit.

Item No. 6. Resignation of Registrant's Directors

         Not Applicable

Item No. 7. Financial Statements and Exhibits

Exhibits to 8-K

10.1 Agreement And Plan Of Merger dated December 18, 1998 between Saba Petroleum Company and Horizontal Ventures, Inc.

Item No. 8. Changes in Fiscal Year

         Not Applicable

Item No. 9. Sales of Equity Securities Pursuant to Regulation S

         Not Applicable

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SABA PETROLEUM COMPANY
Date: December 31, 1998

By: /s/William N. Hagler
      William N. Hagler,
      Chairman, Management Committee

Date: December 31, 1998

By: /s/Imran Jattala
       Imran Jattala,
       Executive Vice President and Chief Operating Officer